UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2010

Umami Sustainable Seafood Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52401	98-0636182
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

405 Lexington Avenue
26th Floor, Suite 2640
New York, NY 10174
(Address of principal executive offices) (zip code)

212-907-6492
(Registrant’s telephone number, including area code)

Lions Gate Lighting Corp.
(Former name or former address, if changed since last report)

Copies to:
Louis A. Brilleman, Esq.
110 Wall Street, 11th Floor
New York, New York 10005
Phone: (212) 709-8210
Fax: (212) 943-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As disclosed previously, effective August 20, 2010, Umami Sustainable Seafood Inc. became the new corporate name of Lions Gate Lighting Corp. (the “Company”).  Effective as of the open of business on the same date, Finra approved UMAM as the new trading symbol for the Company’s common stock.  In connection with the name change, the Company’s common stock was assigned a new CUSIP number: 904074 101.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

            Not applicable

(b) Pro forma financial information.

Not applicable.

(c) Exhibits

Exhibit Number	Description

99.1	Press Release dated August 20, 2010.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIONS GATE LIGHTING CORP.

August 24, 2010	By:	/s/ Daniel G. Zang
Chief Financial Officer